FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                          Date of Report: March 8, 1999


                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


    PENNSYLVANIA                     1-1401                     23-0970240
  (State or other                     (SEC                     (IRS Employer
  jurisdiction of                  file number)                Identification
   incorporation)                                                 Number)


          230l Market Street, Philadelphia, Pennsylvania      19101
            (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (215) 841-4000



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Item 5.  Other Events
As previously reported in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, an intervenor brought an action asserting that Pennsylvania's Electricity Generation Customer Choice and Competition Act violated the Commerce Clause of the United States Constitution. On May 7, 1998, the Commonwealth Court of Pennsylvania unanimously rejected the claim. On September 29, 1998, the Supreme Court of Pennsylvania denied the intervenor's petition for allowance of an appeal. On December 28, 1998, the intervenor filed a petition for certiorari with the United States Supreme Court, which was denied on March 8, 1999.



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         PECO ENERGY COMPANY


                                         \S\ Jean H. Gibson
                                         Vice President & Controller

March 8, 1999